UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported)      October 20, 2004

Toreador Resources Corporation
(Exact name of registrant as specified in charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-02517	75-0991164
(Commission File Number)	(I.R.S. Employer Identification No.)

4809 Cole Avenue, Suite 108
Dallas, Texas	75205
(Address of Principal Executive Offices)	(Zip Code)

(214) 559-3933
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [___]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [___]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [___]        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2
                          (b))

        [___]        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4
                          (c))

Item 7.01. Regulation FD Disclosure.

        Below is a press release issued in Canada by Toreador on October 20, 2004. Pursuant to General Instruction B.2 of Form 8-K, the information in this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, and is not incorporated by reference into any filing of Toreador, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

_________________

TOREADOR FILES 2003 OIL AND GAS
RESERVE INFORMATION IN CANADA

        DALLAS, TEXAS – (October 20, 2004) – Toreador Resources Corporation (NASDAQ: TRGL; TSX: TRX) announces that it has filed its 2003 year-end reserve information in Canada, which was based on an independent reserve evaluation by LaRoche Petroleum Consultants, Ltd. that was effective December 31, 2003, and prepared in accordance with National Instrument 51-101 in Canada. A copy of the reserve report filed by Toreador is available on SEDAR at www.sedar.com under the profile for the company.

ABOUT TOREADOR

        Toreador Resources Corporation is an independent international energy company engaged in the acquisition, development, exploration and production of natural gas and crude oil. The company holds interests in developed and undeveloped oil and gas properties in France, Romania, Turkey and Trinidad, West Indies. In the United States, Toreador owns working interests primarily in five states. More information about Toreador may be found at the company’s web site, www.toreador.net.

        Safe-Harbor Statement — Except for the historical information contained herein, the matters set forth in this news release are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The company intends that all such statements be subject to the “safe-harbor” provisions of those Acts. Many important risks, factors and conditions may cause the company’s actual results to differ materially from those discussed in any such forward-looking statement. These risks include, but are not limited to, estimates of reserves, estimates of production, future commodity prices, exchange rates, interest rates, geological and political risks, drilling risks, product demand, transportation restrictions, the ability of Toreador to obtain additional capital, and other risks and uncertainties described in the company’s filings with the U.S. Securities and Exchange Commission (SEC). The historical results achieved by the company are not necessarily indicative of its future prospects. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

        Cautionary Notes to Investors – The U.S. Securities and Exchange Commission (SEC) permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. The filed reserve report includes “probable reserves,” which the SEC’s guidelines strictly prohibit Toreador from including in filings with the SEC. Investors are urged to also consider closely the disclosure in Toreador’s Form 10-K for the fiscal year ended December 31, 2003, available from the company by calling 214.559.3933 or 800.966.2141. This form also can be obtained from the SEC at www.sec.gov.

_________________

CONTACTS:

Toreador Resources
Douglas W. Weir, SVP and CFO
Crystal C. Bell, Investor Relations
214-559-3933 or 800-966-2141

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 20, 2004	TOREADOR RESOURCES CORPORATION By: /s/ G. Thomas Graves III G. Thomas Graves III, President and CEO